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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 10, 2000


                               QLOGIC CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                        0-23298                  33-0537669
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(State or other jurisdiction           (Commission              (IRS Employer
    of incorporation)                  File Number)           Identification No)


               3545 Harbor Boulevard, Costa Mesa, California 92626
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (714) 438-2200


                                 Not Applicable
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          (Former name or former address, if changed since last report)

                                   Page 1 of 6

                             Exhibit Index on Page 4

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ITEM 5.  OTHER EVENTS

         On January 10, 2000, QLogic Corporation (the "Company"), issued a press release detailing its purchase of certain intellectual property assets acquired from Borg Adaptive Technologies, Inc., a wholly-owned subsidiary of nStor Corporation. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by this reference.


ITEM 6.  EXHIBITS

         Exhibits:

           99.1     Press Release dated January 10, 2000.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               QLOGIC CORPORATION


Date: January 13, 2000                         By: /s/ THOMAS R. ANDERSON
                                                   -----------------------------
                                                   Thomas R. Anderson
                                                   Vice President--Finance,
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX


                                                                      Sequential
       Exhibits                     Description                        Page No.
       --------                     -----------                       ----------
         99.1                       Press release dated                    5
                                    January 10, 2000